SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 2, 2011 (December 1, 2011)

DYNEGY INC.

DYNEGY HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

As previously disclosed, on November 7, 2011, Dynegy Holdings, LLC (“DH”) and four of its wholly-owned subsidiaries, Dynegy Northeast Generation, Inc., Hudson Power, L.L.C., Dynegy Danskammer, L.L.C. and Dynegy Roseton, L.L.C. (collectively, the “Debtors”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”).  On December 1, 2011, Dynegy Inc. (“Dynegy”) and DH (together with Dynegy, the “Plan Proponents”) filed a Chapter 11 Plan of Reorganization (the “Plan”) and a related Disclosure Statement (the “Disclosure Statement”) for DH with the Bankruptcy Court.  The Plan addresses claims against and interests in DH only and does not address claims against and interests in the other Debtors.  Copies of the Plan and the Disclosure Statement are attached hereto as exhibits 99.1 and 99.2, respectively.  Copies of the Plan and Disclosure Statement are also publicly available and may be accessed free of charge at the Debtors’ website at http://dm.epiq11.com/dynegyholdingsllc.   The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Form 8-K. Dynegy issued a press release on December 1, 2011 relating to the foregoing, a copy of which is attached hereto as Exhibit 99.3.

The Debtors recommend that holders of claims against DH refer to the limitations and qualifications included in the Plan and the Disclosure Statement, as applicable, with respect to the information contained therein. Information contained in the Plan and the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties, or otherwise.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the applicable Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of DH and the condition of DH’s books and records, that would enable a hypothetical reasonable investor typical of the holder of claims against or interests in DH to make an informed judgment about the Plan.  Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan.  There can be no assurance that the Bankruptcy Court will approve the Disclosure Statement, that DH’s stakeholders will approve the Plan, or that the Bankruptcy Court will confirm the Plan.  DH will emerge from Chapter 11 if and when the Plan receives the requisite approval from holders of claims, an order confirming the Plan is entered by the Bankruptcy Court, and certain conditions to the effectiveness of the Plan, as stated therein, are satisfied.

The Plan, the Disclosure Statement and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not otherwise subject to the liabilities of that section, and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

99.1	Chapter 11 Plan of Reorganization, filed December 1, 2011
99.2	Disclosure Statement, filed December 1, 2011.
99.3	Press Release, dated December 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: December 2, 2011	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President & General Counsel

DYNEGY HOLDINGS, LLC
(Registrant)

Dated: December 2, 2011	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Chapter 11 Plan of Reorganization, filed December 1, 2011
99.2	Disclosure Statement, filed December 1, 2011.
99.3	Press Release, dated December 1, 2011.